UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

COCA-COLA BOTTLING CO. CONSOLIDATED

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2015. COCA-COLA BOTTLING CO. CONSOLIDATED Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2015 Date: May 12, 2015 Time: 9:00 a.m., EDT Location: Corporate Center 4100 Coca-Cola Plaza Charlotte, NC 28211 For directions please call: (704) 557-4400 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtain M84001-P59567

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual Meeting and Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Please bring this notice, or other evidence of stock ownership as of the record date, and a suitable form of personal photo identification for admission to the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card. M84002-P59567

Voting Items Coke Consolidated's Board of Directors recommends you vote FOR ALL of the following nominees: 1. Election of Directors Nominees: 01) J. Frank Harrison, III 07) Deborah H. Everhart 02) H.W. McKay Belk 08) Henry W. Flint 03) Alexander B. Cummings, Jr. 09) William H. Jones 04) Sharon A. Decker 10) James H. Morgan 05) William B. Elmore 11) John W. Murrey, III 06) Morgan H. Everett 12) Dennis A. Wicker Coke Consolidated's Board of Directors recommends you vote FOR the following proposal: 2. Ratication of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting rm for scal 2015. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. M84003-P59567

M84003-P59567